UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2017

LEGG MASON

EMERGING MARKETS DIVERSIFIED CORE ETF

EDBI

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to track the investment results of an index composed of publicly traded equity securities in emerging markets.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Emerging Markets Diversified Core ETF for the twelve-month reporting period ended October 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2017

II	Legg Mason Emerging Markets Diversified Core ETF

Investment commentary

Economic review

Economic activity in the U.S. improved during the twelve months ended October 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 1.8% and 1.2%, as revised, for the fourth quarter of 2016 and the first quarter of 2017, respectively. Second quarter 2017 GDP growth then accelerated to 3.1%. Finally, the U.S. Department of Commerce’s second estimate for third quarter 2017 GDP growth — released after the reporting period ended — was 3.3%. Stronger growth was attributed to a number of factors, including positive contributions from personal consumption expenditures, private inventory investment, nonresidential fixed investment and exports. These positive factors were partly offset by a decrease in imports.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on October 31, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This represented the lowest unemployment rate since December 2000. The percentage of longer-term unemployed fluctuated during the reporting period. However, in October 2017, 24.8% of Americans looking for a job had been out of work for more than six months, the same as when the period began.

Turning to the global economy, in its October 2017 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The pickup in growth projected in the April 2017 World Economic Outlook is strengthening. The global growth forecast for 2017 and 2018 — 3.6 percent and 3.7 percent, respectively — is 0.1 percentage point higher in both years than in the April [2017] and July [2017] forecasts. Notable pickups in investment, trade, and industrial production, coupled with strengthening business and consumer confidence, are supporting the recovery.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 2.1%, versus 1.8% in 2016. Japan’s economy is expected to expand 1.5% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.6% in 2017, versus 4.3% in 2016.

Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. At its meeting that concluded on July 26, 2017, the Fed kept rates on hold, as expected. At its meeting that concluded on September 20, 2017, the Fed again kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….”

Legg Mason Emerging Markets Diversified Core ETF	III

Investment commentary (cont’d)

Finally, at its meeting that ended on November 1, 2017, after the reporting period ended, the Fed maintained the federal funds rate in the target range of 1.00% to 1.25%, but left open the possibility of another rate hike in December 2017.

Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. In March 2016, the European Central Bank (“ECB”)v announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. In December 2016, the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Finally, in October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare their purchases to €30 billion-per-month. However, the ECB did not change its key interest rates. In other developed countries, in August 2016, the Bank of England (“BoE”)vi lowered interest rates from 0.50% to 0.25%, a new record low. After holding rates steady during the reporting period, on November 2, 2017, after the reporting period ended, the BoE raised rates from 0.25% to 0.50% — the first increase since July 2007. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

IV	Legg Mason Emerging Markets Diversified Core ETF

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

Legg Mason Emerging Markets Diversified Core ETF	V

Fund overview

Q. What is the Fund’s investment strategy?

A. Legg Mason Emerging Markets Diversified Core ETF (the “Fund”) seeks to track the investment results of the QS DBI Emerging Markets Diversified Index (the “Underlying Index”). The Underlying Index seeks to provide exposure to equity securities in emerging markets and is based on a proprietary methodology created and sponsored by QS Investors, LLC (“QS”), the Fund’s subadviser. The Underlying Index is composed of emerging markets equity securities that are included in the MSCI Emerging Markets Indexi.

The proprietary rules-based process initially groups this universe of securities into multiple investment categories based on geography and sector. Within each of these investment categories, securities are weighted by market capitalization. The process then combines those investment categories with more highly correlated historical performance into a smaller number of “clusters.” A cluster is a group of investment categories based on geography and sector that have demonstrated a tendency to behave similarly (high correlation). Thereafter, each of these clusters is weighted in the Underlying Index to produce a highly diversified portfolio. We anticipate that the number of component securities in the Underlying Index will range from 700 to 800. The Underlying Index may include large, medium and small capitalization companies. Components of the Underlying Index primarily include financials, telecommunication services and consumer discretionary companies. The components of the Underlying Index, and the degree to which these components represent certain countries and sectors, may change over time. The Underlying Index’s components are reconstituted annually and rebalanced quarterly. The Underlying Index is reconstituted on a different date from the MSCI Emerging Markets Index. Securities that are removed from, or added to, the MSCI Emerging Markets Index are removed from, or considered for inclusion in, the Underlying Index at the next annual reconstitution or quarterly rebalancing of the Underlying Index. The Fund’s portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The Fund may trade at times other than when the Underlying Index is rebalanced or reconstituted for a variety of reasons, including when adjustments may be made to its representative sampling process from time to time or when investing cash.

The term “diversified” highlights the purpose of QS’ Diversification Based Investing methodology, which seeks to avoid concentration risks often identified with market cap-weighted funds. The term “core” high- lights the segment of the investment universe where the Fund invests — as opposed to introducing value or size biases or investing in niche segments of the market.

The Fund uses a “passive” or indexing investment approach to achieve its investment objective. Unlike many investment companies, the Fund does not try to outperform its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index and also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by

Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report	1

Fund overview (cont’d)

keeping portfolio turnover low in comparison to actively managed investment companies.

QS may use a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. When representative sampling is used, the securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as return variability, risk, market capitalization, country/region exposures and sector exposures) and fundamental characteristics (such as portfolio yield, price/earnings ratios and price/book ratios) similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose the Underlying Index. Securities that compose the Underlying Index include depository receipts representing securities in the Underlying Index. The equity securities that the Fund will hold are principally common stocks.

The Fund may invest up to 20% of its net assets in certain index futures, options, options on index futures, swap contracts or other derivatives related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including exchange-traded funds; exchange-traded notes; depository receipts; and in securities and other instruments not included in its Underlying Index but which we believe will help the Fund track its Underlying Index. The Fund may invest in exchange-traded equity index futures and currency derivatives to gain exposure to local markets and may also use currency derivatives for cash management purposes.

The Fund will concentrate its investments (i.e., 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Emerging markets stocks pulled back at the beginning of the twelve-month reporting period ended October 31, 2017, primarily after the U.S. presidential election in November 2016 on fears that some of the president-elect’s campaign rhetoric against markets like China and Mexico might become policy. At the end of November 2016, Russia agreed to a modest curb in oil production, along with the Organization of Petroleum Exporting Countries (“OPEC”) and some other oil exporters, presaging a spike in prices.

For much of the remainder of the reporting period, emerging markets as measured by the MSCI Emerging Markets Index, outperformed developed markets, as measured by the MSCI World Indexii. In the first calendar quarter of 2017, investors returned to the asset class on solid news for industrial commodities (outside of oil) and improved corporate earnings. Poland, India, South Korea, Mexico, and Chile all rose over 15% in the MSCI Emerging Markets Index. China, Taiwan, Turkey and Brazil also had double-digit gains. A number of markets saw

2	Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report

economic indicators improve, including India, Taiwan, Mexico, and Brazil, although several remained in contraction. In this environment, oil-dependent Russia was the laggard. Greece also declined on ongoing difficulties in securing International Monetary Fund (“IMF”)iii financing.

The second calendar quarter of 2017 brought improved corporate earnings, as well as an improving outlook for industrial commodities, such as steel and chemicals. Growth across much of the developed world also helped. Greece, Hungary, and Turkey were the leading performers for the quarter; Greece passed austerity measures to ensure access to the European Union bailout money, Hungary had strong corporate earnings, and Turkey’s election appeared to ensure stability. Several other countries also had double-digit gains, including China and South Korea. Within China, growth had been solid but seemed to be moderating across some sectors, amid attempts at reform and fast-rising property prices. South Korea moved from contraction to growth in manufacturing for the first time in a year, and benefited from a strong election win for the new president after the scandal-plagued prior administration. Mexico had a solid gain, withstanding uncertainty about the U.S. trade agenda, and saw steady gains in manufacturing; the peso bounced back and was now higher than before the U.S. presidential election in 2016.

Emerging markets continued to outperform developed markets through the reporting period, but were relatively weak for September 2017. Russia and Brazil continued to be strong, benefiting from commodity price gains. Earnings growth was helped by continued global growth, the weak dollar, and commodity price increases. Volatility increased in August 2017, but fell back in September 2017 on positive future estimates. China had a gain in the third calendar quarter of 2017, but underperformed; China’s government had been imposing measures to cool the housing market in the midst of a rising Real Estate sector; manufacturing growth was at its highest in five years, while other areas of the economy were also seeing continued improvement. Greece had a double-digit decline, and Turkey had a significant downturn as its current account deficit has been high, reducing investments and slowing growth.

The Fund uses a passive investment approach to achieve its investment objective, and, therefore, made no change in investment approach in response to market conditions.

Performance review

For the twelve months ended October 31, 2017, Legg Mason Emerging Markets Diversified Core ETF generated a 18.75% return on a net asset value (“NAV”)iv basis and 19.94% based on its market pricev per share.

The performance table shows the Fund’s total return for the twelve months ended October 31, 2017 based on its NAV and market price as of October 31, 2017. The Fund seeks to track the investment results of the QS DBI Emerging Markets Diversified Index, which returned 19.03% for the same period. The Fund’s broad-based market index, the MSCI Emerging Markets Index, returned 26.45% over the same time frame. The Lipper

Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report	3

Fund overview (cont’d)

Emerging Markets Funds Category Average1 returned 23.41% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

Performance Snapshot as of October 31, 2017 (unaudited)
	6 months	12 months
Legg Mason Emerging Markets Diversified Core ETF:
$32.30 (NAV)	10.88%	18.75%*†
$32.64 (Market Price)	10.91%	19.94%*‡
QS DBI Emerging Markets Diversified Index	11.18%	19.03%
MSCI Emerging Markets Index	16.14%	26.45%
Lipper Emerging Markets Funds Category Average[1]	13.54%	23.41%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.leggmason.com/etf.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for purchase or redemption directly from the ETF. Market price returns shown are based upon the National Best Bid and Offer (“NBBO”)vi at 4:00 p.m. Eastern Time. These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV (i.e., premium or discount) for various time periods is available by visiting the Fund’s website at www.leggmason.com/etf.

As of the Fund’s current prospectus dated March 1, 2017, the gross total annual fund operating expense ratio for the Fund was 0.51%.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions at market price.

Q. What were the leading contributors to performance?

A. Looking at the Underlying Index performance by country, China and India were the leading contributors to performance for the reporting period. Similarly from a sector perspective, the Materials and the Financials sectors were the leading contributors.

Q. What were the leading detractors from performance?

A. At the country level, within the Underlying Index, the leading detractor from performance was Egypt, which had a double-digit negative return for the reporting period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 852 funds for the six-month period and 808 funds for the twelve-month period in the Fund’s Lipper category.

4	Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report

Columbia, the Czech Republic and Mexico also detracted from performance. The Real Estate, Consumer Staples and Utilities sectors were the leading detractors for the period from a sector perspective.

Looking for additional information?

The Fund’s daily NAV is available on-line at www.leggmason.com/etf. The Fund is traded under the symbol “EDBI” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Legg Mason Emerging Markets Diversified Core ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC

November 20, 2017

RISKS: Equity securities are subject to market and price fluctuations. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. In rising markets, the value of large cap stocks may not rise as much as smaller-cap stocks. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Diversification does not guarantee a profit or protect against a loss. The Fund may focus its investments in certain industries, increasing its vulnerability to market volatility. There is no guarantee that the Fund will achieve a high degree of correlation to the index it seeks to track. The Fund does not seek to outperform the index it tracks, and does not seek temporary defensive positions when markets decline or appear overvalued. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2017 were: Financials (15.9%), Telecommunication Services (12.8%), Consumer Discretionary (12.2%), Consumer Staples (11.0%) and Materials (10.0%). The Fund’s composition may differ over time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. An index is a statistical composite that tracks a specified financial market, sector or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report	5

Fund overview (cont’d)

[i]

The MSCI Emerging Markets Index is a free float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index is calculated assuming the minimum possible dividend reinvestment.

ii	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

iii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iv	Net Asset Value (“NAV”) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

[v]	Market Price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market Price may differ from the Fund’s NAV.

vi	The National Best Bid and Offer (“NBBO”) is the best (lowest) available ask price and the best (highest) available bid price to investors when they buy and sell securities.

6	Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2017 and October 31, 2016 and does not include derivatives such as futures contracts. The composition of the Fund’s investments is subject to change at any time.

Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on May 1, 2017 and held for the six months ended October 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
10.88%	$1,000.00	$1,108.80	0.50%	$2.66	5.00%	$1,000.00	$1,022.68	0.50%	$2.55

[1]	For the six months ended October 31, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report

Fund performance (unaudited)

Net asset value
Average annual total returns[1]
Twelve Months Ended 10/31/17	18.75%
Inception* through 10/31/17	17.24

Cumulative total returns[1]
Inception date of 12/28/15 through 10/31/17	34.02%

Market price
Average annual total returns[2]
Twelve Months Ended 10/31/17	19..94%
Inception* through 10/31/17	17.90

Cumulative total returns[2]
Inception date of 12/28/15 through 10/31/17	35.41%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for purchase or redemption directly from the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. Market price returns shown are based upon the National Best Bid and Offer (“NBBO”) at 4:00 p.m. Eastern Time. These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

*	Inception date of the Fund is December 28, 2015.

Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Legg Mason Emerging Markets Diversified Core ETF vs QS DBI Emerging Markets Diversified Index and MSCI Emerging Markets Index† — December 28, 2015 - October 31, 2017

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Legg Mason Emerging Markets Diversified Core ETF on December 28, 2015, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2017. The hypothetical illustration also assumes a $10,000 investment in the QS DBI Emerging Markets Diversified Index and the MSCI Emerging Markets Index. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The QS DBI Emerging Markets Diversified Core Index (the “Underlying Index”) is an index composed of emerging markets equity securities that are included in the MSCI Emerging Market Index. The Underlying Index is based on a proprietary methodology created and sponsored by QS Investors, LLC, the Fund’s subadviser. The MSCI Emerging Markets Index (the “Index”) is a free float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index is calculated assuming the minimum possible dividend reinvestment. The indices are not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

10	Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report

Schedule of investments

October 31, 2017

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Common Stocks — 97.8%
Consumer Discretionary — 12.1%
Auto Components — 0.4%
Bosch Ltd.	24	$7,781
Cheng Shin Rubber Industry Co., Ltd.	8,000	15,783
Hyundai Mobis Co., Ltd.	70	16,651
Minth Group Ltd.	2,000	10,793
Motherson Sumi Systems Ltd.	2,631	14,790
Total Auto Components		65,798
Automobiles — 3.1%
Bajaj Auto Ltd.	229	11,526
Brilliance China Automotive Holdings Ltd.	8,000	20,222
BYD Co., Ltd., Class H Shares	2,000	17,523
Dongfeng Motor Group Co., Ltd., Class H Shares	8,000	10,972
Ford Otomotiv Sanayi AS	2,037	28,755
Geely Automobile Holdings Ltd.	10,000	30,956
Great Wall Motor Co., Ltd., Class H Shares	8,000	10,080
Guangzhou Automobile Group Co., Ltd., Class H Shares	8,000	19,894
Hero MotoCorp Ltd.	153	9,103
Hyundai Motor Co.	74	10,634
Kia Motors Corp.	297	9,384
Mahindra & Mahindra Ltd.	855	17,768
Maruti Suzuki India Ltd.	230	29,189
PT Astra International Tbk	375,700	221,611
Tata Motors Ltd.	3,207	21,211	*
Tofas Turk Otomobil Fabrikasi AS	2,949	24,005
UMW Holdings Berhad	7,200	8,912	*
Total Automobiles		501,745
Diversified Consumer Services — 0.4%
Kroton Educacional SA	3,486	19,171
New Oriental Education & Technology Group Inc., ADR	300	24,972
TAL Education Group, ADR	606	16,665
Total Diversified Consumer Services		60,808
Hotels, Restaurants & Leisure — 1.9%
Genting Berhad	36,600	78,240
Genting Malaysia Berhad	50,100	59,526
Minor International PCL	54,600	71,085	(a)
OPAP SA	5,768	64,635
Yum China Holdings Inc.	804	32,442	*
Total Hotels, Restaurants & Leisure		305,928

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report	11

Schedule of investments (cont’d)

October 31, 2017

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Household Durables — 0.4%
Arcelik AS	7,047	$38,490
Haier Electronics Group Co., Ltd.	6,000	15,805
Steinhoff International Holdings NV	3,494	15,175
Total Household Durables		69,470
Internet & Direct Marketing Retail — 0.6%
Ctrip.com International Ltd., ADR	800	38,312	*
JD.com Inc., ADR	1,400	52,528	*
Vipshop Holdings Ltd., ADR	1,000	7,900	*
Total Internet & Direct Marketing Retail		98,740
Leisure Products — 0.1%
Giant Manufacturing Co., Ltd.	2,000	10,279
Media — 2.2%
Astro Malaysia Holdings Berhad	22,300	14,802
BEC World PCL	13,200	6,914
BEC World PCL	13,100	6,862	(a)
Cyfrowy Polsat SA	4,979	34,689
Grupo Televisa SA	20,563	90,010
Naspers Ltd.	619	150,823
PT Media Nusantara Citra Tbk	161,700	18,599
PT Surya Citra Media Tbk	134,400	21,306
Zee Entertainment Enterprises Ltd.	1,069	8,966
Total Media		352,971
Multiline Retail — 1.3%
El Puerto de Liverpool SAB de CV, Class C1 Shares	1,386	9,460
Lojas Renner SA	1,555	16,390
PT Matahari Department Store Tbk	41,700	26,442
Robinson PCL	15,500	34,644	(a)
S.A.C.I. Falabella	13,332	127,780
Total Multiline Retail		214,716
Specialty Retail — 0.7%
FF Group	894	18,724	*
Home Product Center PCL	63,100	24,313
Home Product Center PCL	62,500	24,082	(a)
Hotai Motor Co., Ltd.	1,000	11,605
JUMBO SA	2,229	35,831
Total Specialty Retail		114,555

See Notes to Financial Statements.

12	Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Textiles, Apparel & Luxury Goods — 1.0%
ANTA Sports Products Ltd.	4,000	$17,894
CCC SA	496	37,194
Eclat Textile Co., Ltd.	1,020	12,192
Feng Tay Enterprise Co., Ltd.	2,120	9,560
LPP SA	23	54,176
Pou Chen Corp.	10,000	12,599
Shenzhou International Group Holdings Ltd.	2,000	17,074
Total Textiles, Apparel & Luxury Goods		160,689
Total Consumer Discretionary		1,955,699
Consumer Staples — 10.9%
Beverages — 1.2%
Ambev SA	4,711	30,098
Anadolu Efes Biracilik Ve Malt Sanayii AS	4,253	24,620
China Resources Beer Holdings Co., Ltd.	16,000	46,145
Coca-Cola Icecek AS	1,523	15,497
Compania Cervecerias Unidas SA	747	10,640
Fomento Economico Mexicano SAB de CV	3,560	31,012
Tsingtao Brewery Co., Ltd., Class H Shares	4,000	16,740
United Spirits Ltd.	267	12,573	*
Total Beverages		187,325
Food & Staples Retailing — 3.0%
Bid Corp., Ltd.	2,293	50,437
BIM Birlesik Magazalar AS	2,869	58,499
Cencosud SA	9,035	26,972
CP ALL PCL	34,200	72,065
CP ALL PCL	11,400	24,022	(a)
Magnit PJSC, Registered Shares, GDR	3,519	99,588
Massmart Holdings Ltd.	1,214	9,192
Pick n Pay Stores Ltd.	2,505	10,506
President Chain Store Corp.	5,000	44,928
Shoprite Holdings Ltd.	2,534	36,268
Spar Group Ltd.	1,710	20,120
Sun Art Retail Group Ltd.	20,000	20,201
Wal-Mart de Mexico SAB de CV	7,080	15,850
Total Food & Staples Retailing		488,648
Food Products — 3.9%
Charoen Pokphand Foods PCL	19,400	15,184
Charoen Pokphand Foods PCL	3,300	2,583	(a)

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report	13

Schedule of investments (cont’d)

October 31, 2017

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Food Products — continued
China Huishan Dairy Holdings Co., Ltd.	25,000	$0	*(a)(b)(c)
China Mengniu Dairy Co., Ltd.	26,000	71,987
CJ CheilJedang Corp.	32	10,454
Felda Global Ventures Holdings Berhad	23,100	10,422
Genting Plantations Berhad	4,000	10,091
Gruma SA de CV, Class B Shares	713	9,358
Grupo Bimbo SAB de CV, Series A Shares	4,822	11,165
IOI Corp. Berhad	43,200	45,511
Kuala Lumpur Kepong Berhad	8,400	48,811
Nestle India Ltd.	78	8,678
Orion Corp.	105	9,934	*
PPB Group Berhad	9,800	38,844
PT Charoen Pokphand Indonesia Tbk	146,200	35,573
PT Indofood CBP Sukses Makmur Tbk	42,700	27,706
PT Indofood Sukses Makmur Tbk	74,600	45,104
Standard Foods Corp.	4,388	10,868
Thai Union Group PCL	14,200	7,822
Thai Union Group PCL, Class F Shares	14,100	7,767	(a)
Tiger Brands Ltd.	1,041	28,420
Tingyi (Cayman Islands) Holding Corp.	22,000	34,686
Ulker Biskuvi Sanayi AS	3,074	16,401
Uni-President Enterprises Corp.	38,000	79,378
Want Want China Holdings Ltd.	56,000	45,797
Total Food Products		632,544
Household Products — 0.9%
Hindustan Unilever Ltd.	1,954	37,378
Kimberly-Clark de Mexico SAB de CV, Class A Shares	5,023	8,640
PT Unilever Indonesia Tbk	27,000	98,743
Total Household Products		144,761
Personal Products — 0.8%
Amorepacific Corp.	39	10,931
Dabur India Ltd.	1,738	8,943
Godrej Consumer Products Ltd.	872	12,566
Hengan International Group Co., Ltd.	7,000	69,000
LG Household & Health Care Ltd.	12	12,607
Marico Ltd.	1,770	8,618
Total Personal Products		122,665

See Notes to Financial Statements.

14	Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Tobacco — 1.1%
British American Tobacco (Malaysia) Berhad	2,900	$26,853
ITC Ltd.	10,017	41,114
KT&G Corp.	190	17,977
PT Gudang Garam Tbk	8,400	43,355
PT Hanjaya Mandala Sampoerna Tbk	160,400	47,070
Total Tobacco		176,369
Total Consumer Staples		1,752,312
Energy — 8.5%
Energy Equipment & Services — 0.9%
China Oilfield Services Ltd., Class H Shares	12,000	10,629
Dialog Group Berhad	136,000	72,602
Sapura Energy Berhad	158,300	59,827
Total Energy Equipment & Services		143,058
Oil, Gas & Consumable Fuels — 7.6%
Bharat Petroleum Corp., Ltd.	1,636	13,652
China Petroleum & Chemical Corp., Class H Shares	88,000	64,635
China Shenhua Energy Co., Ltd., Class H Shares	14,000	33,450
CNOOC Ltd.	64,000	87,123
Coal India Ltd.	2,841	12,588
Formosa Petrochemical Corp.	14,000	48,973
Gazprom PJSC	18,609	40,219
Grupa Lotos SA	1,027	18,630
GS Holdings Corp.	156	9,218
Hindustan Petroleum Corp., Ltd.	1,816	12,524
Indian Oil Corp., Ltd.	1,491	9,565
Kunlun Energy Co., Ltd.	12,000	11,121
Lukoil PJSC	711	37,757
MOL Hungarian Oil & Gas PLC	11,184	133,927
Novatek PJSC, Registered Shares, GDR	86	9,813
Oil & Natural Gas Corp., Ltd.	5,756	16,982
PetroChina Co., Ltd., Class H Shares	68,000	44,366
Petroleo Brasileiro SA	3,073	16,364	*
Petronas Dagangan Berhad	9,800	55,464
Polski Koncern Naftowy Orlen SA	2,424	85,707
Polskie Gornictwo Naftowe i Gazownictwo SA	18,291	33,618
PT Adaro Energy Tbk	115,800	15,582
PT United Tractors Tbk	13,800	35,282
PTT Exploration and Production PCL	3,400	8,828	(a)

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report	15

Schedule of investments (cont’d)

October 31, 2017

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
PTT Exploration and Production PCL	3,400	$8,828
PTT PCL	1,900	24,022
PTT PCL	600	7,586	(a)
Reliance Industries Ltd.	6,748	98,353
Rosneft Oil Co.	2,240	12,221
S-Oil Corp.	109	12,502
SK Innovation Co., Ltd.	167	30,557
Tatneft	3,375	25,292
Thai Oil PCL	2,800	8,597	(a)
Thai Oil PCL	2,800	8,597
Tupras-Turkiye Petrol Rafinerileri AS	3,362	120,972
Ultrapar Participacoes SA	484	11,555
Yanzhou Coal Mining Co., Ltd., Class H Shares	10,000	9,973
Total Oil, Gas & Consumable Fuels		1,234,443
Total Energy		1,377,501
Financials — 15.3%
Banks — 12.3%
Agricultural Bank of China Ltd., Class H Shares	22,000	10,349
Akbank TAS	10,749	28,363
AMMB Holdings Berhad	10,800	10,919
Axis Bank Ltd.	1,752	14,208
Banco de Chile	155,552	23,830
Banco de Credito e Inversiones	171	11,499
Banco Santander Chile	261,000	20,504
Bangkok Bank PCL, Registered Shares	2,190	13,251
Bank of China Ltd., Class H Shares	42,000	20,942
Bank of the Philippine Islands	9,590	18,205
Bank Pekao SA	765	24,989
Bank Zachodni WBK SA	153	15,355
Barclays Africa Group Ltd.	1,693	16,781
BDO Unibank Inc.	22,900	60,993
China Construction Bank Corp., Class H Shares	54,000	48,176
China Merchants Bank Co., Ltd., Class H Shares	4,000	15,254
CIMB Group Holdings Berhad	17,700	25,671
Commercial International Bank	18,226	81,639
Credicorp Ltd.	184	38,537
CTBC Financial Holding Co., Ltd.	23,880	15,282
Grupo Financiero Banorte SAB de CV, Class O Shares	11,079	65,647

See Notes to Financial Statements.

16	Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Banks — continued
Grupo Financiero Inbursa SAB de CV, Class O Shares	7,088	$12,193
Grupo Financiero Santander Mexico SAB de CV, Class B Shares	5,509	9,258
Hana Financial Group Inc.	402	17,205
Hong Leong Bank Berhad	3,800	14,308
ICICI Bank Ltd.	4,128	19,120
Industrial & Commercial Bank of China Ltd., Class H Shares	52,000	41,259
Itau CorpBanca	1,781,177	16,764
Kasikornbank PCL	8,400	57,652
Kasikornbank PCL	6,000	39,735
KB Financial Group Inc.	396	20,642
Komercni Banka AS	1,821	78,282
Krung Thai Bank PCL	7,900	4,328
Krung Thai Bank PCL	7,800	4,273	(a)
Malayan Banking Berhad	18,700	40,859
mBank SA	121	15,306	*
Mega Financial Holding Co., Ltd.	18,000	14,145
Metropolitan Bank & Trust Co.	8,170	13,705
Moneta Money Bank AS	10,778	36,841
Nedbank Group Ltd.	741	10,868
OTP Bank PLC	3,684	148,568
Powszechna Kasa Oszczednosci Bank Polski SA	4,338	46,181	*
PT Bank Central Asia Tbk	70,700	108,950
PT Bank Danamon Indonesia Tbk	31,100	11,695
PT Bank Mandiri (Persero) Tbk	133,600	69,447
PT Bank Negara Indonesia (Persero) Tbk	48,600	27,234
PT Bank Rakyat Indonesia (Persero) Tbk	79,400	91,328
Public Bank Berhad	15,500	74,910
Sberbank of Russia PJSC	37,578	125,078
Shinhan Financial Group Co., Ltd.	350	15,683
Siam Commercial Bank PCL	8,200	36,162
Siam Commercial Bank PCL	5,500	24,255	(a)
Standard Bank Group Ltd.	3,378	39,183
State Bank of India	3,596	17,019
Turkiye Garanti Bankasi AS	12,012	33,026
Turkiye Halk Bankasi AS	4,836	14,099
Turkiye Is Bankasi, Class C Shares	5,943	11,186
Turkiye Vakiflar Bankasi T.A.O., Class D Shares	6,707	11,191
VTB Bank PJSC	25,325,567	26,009

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report	17

Schedule of investments (cont’d)

October 31, 2017

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Banks — continued
Yes Bank Ltd.	2,100	$10,200
Total Banks		1,988,541
Capital Markets — 0.3%
B3 SA — Brasil Bolsa Balcao	1,762	12,873
Egyptian Financial Group-Hermes Holding Co.	9,558	12,465
Moscow Exchange MICEX-RTS PJSC	10,493	21,260
Total Capital Markets		46,598
Consumer Finance — 0.1%
Gentera SAB de CV	5,145	5,206
Shriram Transport Finance Co., Ltd.	565	10,212
Total Consumer Finance		15,418
Diversified Financial Services — 1.2%
Ayala Corp.	2,820	56,318
FirstRand Ltd.	5,620	20,371
Fubon Financial Holding Co., Ltd.	8,000	12,746
Grupo de Inversiones Suramericana SA	1,483	18,827
GT Capital Holdings Inc.	1,070	24,457
Haci Omer Sabanci Holding AS	6,532	18,149
Metro Pacific Investments Corp.	166,600	21,944
Remgro Ltd.	988	14,954
Total Diversified Financial Services		187,766
Insurance — 1.0%
Cathay Financial Holding Co., Ltd.	6,000	9,907
China Life Insurance Co., Ltd., Class H Shares	4,000	13,228
China Pacific Insurance (Group) Co., Ltd., Class H Shares	2,800	13,800
Discovery Ltd.	1,201	12,449
PICC Property & Casualty Co., Ltd., Class H Shares	6,000	11,890
Ping An Insurance Group Co. of China Ltd., Class H Shares	4,000	35,122
Powszechny Zaklad Ubezpieczen SA	2,262	29,195
Samsung Fire & Marine Insurance Co., Ltd.	50	12,184
Samsung Life Insurance Co., Ltd.	121	14,580
Sanlam Ltd.	3,176	15,882
Total Insurance		168,237
Real Estate Management & Development — 0.1%
China Jinmao Holdings Group Ltd.	18,000	8,076
Thrifts & Mortgage Finance — 0.3%
Housing Development Finance Corp., Ltd.	1,944	51,051
Total Financials		2,465,687

See Notes to Financial Statements.

18	Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Health Care — 5.8%
Biotechnology — 0.8%
3SBio Inc.	14,000	$25,052	*
Celltrion Inc.	604	93,321	*
Medy-Tox Inc.	35	13,230
Total Biotechnology		131,603
Health Care Equipment & Supplies — 0.1%
Shandong Weigao Group Medical Polymer Co., Ltd., Class H Shares	16,000	11,485
Health Care Providers & Services — 1.0%
Apollo Hospitals Enterprise Ltd.	532	8,509
Life Healthcare Group Holdings Ltd.	16,803	31,137
Netcare Ltd.	14,236	25,061
Qualicorp SA	1,300	13,909
Shanghai Pharmaceuticals Holding Co., Ltd., Class H Shares	10,200	26,346
Sinopharm Group Co., Ltd., Class H Shares	12,400	55,472
Total Health Care Providers & Services		160,434
Health Care Technology — 0.1%
Alibaba Health Information Technology Ltd.	36,000	19,289	*
Life Sciences Tools & Services — 0.3%
Samsung Biologics Co., Ltd.	132	45,243	*
Pharmaceuticals — 3.5%
Aspen Pharmacare Holdings Ltd.	5,280	119,296
Aurobindo Pharma Ltd.	1,759	20,680
Cadila Healthcare Ltd.	1,424	11,045
China Medical System Holdings Ltd.	16,000	29,574
Cipla Ltd.	1,384	13,381
CSPC Pharmaceutical Group Ltd.	40,000	69,526
Dr. Reddy’s Laboratories Ltd.	752	28,192
Glenmark Pharmaceuticals Ltd.	876	8,372
Hanmi Pharm. Co., Ltd.	56	23,168	*
Hanmi Science Co., Ltd.	197	16,142	*
Hypermarcas SA	1,300	13,591
Lupin Ltd.	1,571	24,884
Piramal Enterprises Ltd.	458	19,368
Shanghai Fosun Pharmaceutical Group Co., Ltd., Class H Shares	7,000	34,949
Sihuan Pharmaceutical Holdings Group Ltd.	32,000	11,567
Sino Biopharmaceutical Ltd.	45,000	52,548
Sun Pharmaceutical Industries Ltd.	7,238	61,729

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report	19

Schedule of investments (cont’d)

October 31, 2017

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Pharmaceuticals — continued
Yuhan Corp.	84	$15,295
Total Pharmaceuticals		573,307
Total Health Care		941,361
Industrials — 8.2%
Aerospace & Defense — 0.2%
Aselsan Elektronik Sanayi Ve Ticaret AS	1,994	17,840
Embraer SA	1,952	9,350
Total Aerospace & Defense		27,190
Airlines — 0.7%
Air China Ltd., Class H Shares	10,000	9,524
AirAsia Berhad	15,300	12,071
China Airlines Ltd.	34,000	13,866	*
EVA Airways Corp.	26,368	12,983
Latam Airlines Group SA	3,098	42,787
Turk Hava Yollari Anonim Ortakligi	7,903	21,624	*
Total Airlines		112,855
Commercial Services & Supplies — 0.1%
China Everbright International Ltd.	8,000	11,280
Novus Holdings Ltd.	214	106
Total Commercial Services & Supplies		11,386
Construction & Engineering — 0.9%
China Communications Construction Co., Ltd., Class H Shares	16,000	19,422
China Railway Construction Corp. Ltd., Class H Shares	13,500	16,941
China Railway Group Ltd., Class H Shares	20,000	16,074
China State Construction International Holdings Ltd.	8,000	11,239
Gamuda Berhad	14,700	18,230
IJM Corp. Berhad	26,900	20,270
Larsen & Toubro Ltd.	2,391	45,161
Total Construction & Engineering		147,337
Electrical Equipment — 0.3%
Bharat Heavy Electricals Ltd.	8,775	13,277
Havells India Ltd.	1,671	12,512
Shanghai Electric Group Co., Ltd., Class H Shares	22,000	9,983	*
Teco Electric & Machinery Co., Ltd.	12,000	11,200
Zhuzhou CRRC Times Electric Co., Ltd., Class H Shares	2,000	11,703
Total Electrical Equipment		58,675
Industrial Conglomerates — 4.0%
Aboitiz Equity Ventures Inc.	25,070	36,373
Alfa SAB de CV, Class A Shares	19,790	20,666

See Notes to Financial Statements.

20	Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Industrial Conglomerates — continued
Alliance Global Group Inc.	56,700	$17,573	*
Beijing Enterprises Holdings Ltd.	2,000	11,882
Bidvest Group Ltd.	13,397	162,503
CITIC Ltd.	22,000	32,204
DMCI Holdings Inc.	45,200	13,431
Far Eastern New Century Corp.	23,000	19,714
Fosun International Ltd.	12,000	29,749
Grupo Carso SA de CV, Series A1 Shares	2,558	8,291
Hap Seng Consolidated Berhad	5,200	11,399
JG Summit Holdings Inc.	42,370	63,114
Koc Holding AS	9,029	40,366
LG Corp.	189	14,508
Samsung C&T Corp.	117	15,456
Siemens Ltd.	567	11,117
Sime Darby Berhad	22,900	49,765
SK Holdings Co., Ltd.	58	14,987
SM Investments Corp.	3,345	61,878
Turkiye Sise ve Cam Fabrikalari AS	8,750	10,264
Total Industrial Conglomerates		645,240
Machinery — 0.7%
Ashok Leyland Ltd.	9,292	18,822
China Conch Venture Holdings Ltd.	5,000	10,190
CRRC Corp. Ltd., Class H Shares	12,000	11,829
Eicher Motors Ltd.	61	30,333
Haitian International Holdings Ltd.	3,000	8,979
Hiwin Technologies Corp.	1,060	10,614
WEG SA	1,655	10,766
Weichai Power Co., Ltd.	8,000	9,947
Total Machinery		111,480
Marine — 0.2%
Evergreen Marine Corp. (Taiwan) Ltd.	26,000	15,561	*
MISC Berhad	10,200	16,745
Total Marine		32,306
Transportation Infrastructure — 1.1%
Adani Ports and Special Economic Zone Ltd.	3,433	22,830
Beijing Capital International Airport Co., Ltd., Class H Shares	8,000	13,126
CCR SA	2,934	16,323
China Merchants Port Holdings Co., Ltd.	4,000	12,511

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report	21

Schedule of investments (cont’d)

October 31, 2017

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Transportation Infrastructure — continued
COSCO SHIPPING Ports Ltd.	8,000	$9,270
Grupo Aeroportuario del Pacifico SAB de CV, Class B Shares	2,476	23,542
Grupo Aeroportuario del Sureste SAB de CV, Class B Shares	1,419	25,372
International Container Terminal Services Inc.	6,270	12,862
Malaysia Airports Holdings Berhad	8,000	15,647
Promotora y Operadora de Infraestructura SAB de CV	1,061	10,089
Westports Holdings Berhad	9,800	8,588
Zhejiang Expressway Co., Ltd., Class H Shares	10,000	12,370
Total Transportation Infrastructure		182,530
Total Industrials		1,328,999
Information Technology — 3.7%
Electronic Equipment, Instruments & Components — 0.3%
AAC Technologies Holdings Inc.	500	9,152
Hon Hai Precision Industry Co., Ltd.	6,300	23,396
Sunny Optical Technology Group Co., Ltd.	1,000	14,638
Total Electronic Equipment, Instruments & Components		47,186
Internet Software & Services — 1.8%
Alibaba Group Holding Ltd., ADR	600	110,934	*
Baidu Inc., ADR	200	48,788	*
Tencent Holdings Ltd.	3,000	134,514
Total Internet Software & Services		294,236
IT Services — 0.8%
Cielo SA	6,188	42,334
HCL Technologies Ltd.	1,037	13,694
Infosys Ltd.	3,534	50,306
Tata Consultancy Services Ltd.	804	32,506
Total IT Services		138,840
Semiconductors & Semiconductor Equipment — 0.5%
SK Hynix Inc.	134	9,832
Taiwan Semiconductor Manufacturing Co., Ltd.	8,000	64,457
Total Semiconductors & Semiconductor Equipment		74,289
Technology Hardware, Storage & Peripherals — 0.3%
Samsung Electronics Co., Ltd.	18	44,247
Total Information Technology		598,798
Materials — 9.8%
Chemicals — 2.8%
Asian Paints Ltd.	1,030	18,796
Formosa Chemicals & Fibre Corp.	6,000	18,223

See Notes to Financial Statements.

22	Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Chemicals — continued
Formosa Plastics Corp.	8,000	$24,377
Grupa Azoty SA	480	9,626
Indorama Ventures PCL	6,600	9,139
Indorama Ventures PCL	6,500	9,001	(a)
LG Chem Ltd.	43	15,487
Mexichem SAB de CV	4,026	10,370
Nan Ya Plastics Corp.	6,000	14,801
Petkim Petrokimya Holding AS	14,654	25,649
Petronas Chemicals Group Berhad	100,400	174,784
PhosAgro PJSC, Registered Shares, GDR	893	12,279
PTT Global Chemical PCL	7,900	19,025
PTT Global Chemical PCL	800	1,927	(a)
Sasol Ltd.	980	28,673
Sinopec Shanghai Petrochemical Co., Ltd., Class H Shares	64,000	38,147
UPL Ltd.	1,123	13,853
Total Chemicals		444,157
Construction Materials — 3.1%
Ambuja Cements Ltd.	3,530	15,328
Anhui Conch Cement Co., Ltd., Class H Shares	17,000	72,673
Cementos Argos SA	5,193	18,948
Cemex SAB de CV	34,738	28,248	*
China National Building Material Co., Ltd., Class H Shares	40,000	33,738
Grasim Industries Ltd.	611	11,598
Grupo Argos SA	3,071	20,029
PT Indocement Tunggal Prakarsa Tbk	87,800	145,335
PT Semen Indonesia (Persero) Tbk	146,500	117,740
Shree Cement Ltd.	31	9,013
Siam Cement PCL, Registered Shares	1,500	22,035
Ultratech Cement Ltd.	175	11,888
Total Construction Materials		506,573
Metals & Mining — 3.4%
Alrosa PAO	18,374	23,756
Aluminum Corp. of China Ltd., Class H Shares	56,000	45,079	*
Compania de Minas Buenaventura SA, ADR	1,670	23,029
Eregli Demir ve Celik Fabrikalari TAS	31,792	74,587
Grupo Mexico SAB de CV, Series B Shares	8,957	29,130
Hindalco Industries Ltd.	5,029	20,785
Hyundai Steel Co.	239	12,266

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report	23

Schedule of investments (cont’d)

October 31, 2017

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Metals & Mining — continued
Industrias Penoles SAB de CV	450	$10,492
Jiangxi Copper Co., Ltd., Class H Shares	22,000	35,081
JSW Steel Ltd.	2,361	9,456
KGHM Polska Miedz SA	914	30,873
Korea Zinc Co., Ltd.	26	11,882
MMC Norilsk Nickel PJSC	396	71,805
Novolipetsk Steel PJSC	7,630	17,485
POSCO	55	15,979
Severstal PAO	653	10,041
Southern Copper Corp.	773	33,200
Vale SA	1,541	15,121
Vedanta Ltd.	4,984	25,547
Zijin Mining Group Co., Ltd., Class H Shares	80,000	27,687
Total Metals & Mining		543,281
Paper & Forest Products — 0.5%
Empresas CMPC SA	7,567	24,242
Mondi Ltd.	553	13,265
Nine Dragons Paper Holdings Ltd.	24,000	44,054
Total Paper & Forest Products		81,561
Total Materials		1,575,572
Real Estate — 4.5%
Equity Real Estate Investment Trusts (Reits) — 0.8%
Fortress Income Fund Ltd.	6,858	19,475
Fortress Income Fund Ltd., Class A Shares	9,262	11,090
Growthpoint Properties Ltd.	18,507	32,083
Hyprop Investments Ltd.	2,272	17,090
Redefine Properties Ltd.	45,019	33,783
Resilient REIT Ltd.	2,467	24,574
Total Equity Real Estate Investment Trusts (REITs)		138,095
Real Estate Management & Development — 3.7%
Ayala Land Inc.	103,000	86,191
BR Malls Participacoes SA	6,600	25,583
China Evergrande Group	14,000	53,926	*
China Overseas Land & Investment Ltd.	18,000	58,374
China Resources Land Ltd.	12,000	35,763
China Vanke Co., Ltd., Class H Shares	6,000	21,342
Country Garden Holdings Co., Ltd.	23,000	36,440
Fullshare Holdings Ltd.	32,500	13,914	*

See Notes to Financial Statements.

24	Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Real Estate Management & Development — continued
Guangzhou R&F Properties Co., Ltd., Class H Shares	4,000	$8,522
Longfor Properties Co., Ltd.	7,000	16,348
Megaworld Corp.	135,000	13,938
Multiplan Empreendimentos Imobiliarios SA	600	13,114
NEPI Rockcastle PLC	2,872	40,151
Robinsons Land Corp.	21,500	10,495
Shimao Property Holdings Ltd.	7,000	14,661
Sino-Ocean Group Holding Ltd.	24,500	15,985
SM Prime Holdings Inc.	118,700	85,073
Sunac China Holdings Ltd.	9,000	45,799
Total Real Estate Management & Development		595,619
Total Real Estate		733,714
Telecommunication Services — 12.6%
Diversified Telecommunication Services — 3.5%
Bharti Infratel Ltd.	5,697	38,872
China Telecom Corp., Ltd., Class H Shares	40,000	20,048
China Unicom (Hong Kong) Ltd.	22,000	31,246	*
Chunghwa Telecom Co., Ltd.	22,000	75,134
KT Corp.	402	10,531
KT Corp., ADR	700	10,073
PT Telekomunikasi Indonesia Persero Tbk	774,400	230,107
PT Tower Bersama Infrastructure Tbk	30,700	15,392
Rostelecom PJSC	18,927	22,070
Telekom Malaysia Berhad	18,200	27,299
Telkom South Africa SOC Ltd.	2,405	9,008
True Corp. PCL	110,300	20,420	*
True Corp. PCL	109,348	20,243	*(a)
Turk Telekomunikasyon AS	15,824	26,905	*
Total Diversified Telecommunication Services		557,348
Wireless Telecommunication Services — 9.1%
Advanced Info Service PCL	14,900	87,238
Advanced Info Service PCL, Registered Shares	11,700	68,502	(a)
America Movil SAB de CV, Series L Shares	120,878	104,222
Axiata Group Berhad	45,000	57,293
Bharti Airtel Ltd.	12,079	92,871
China Mobile Ltd.	19,000	190,818
DiGi.Com Berhad	50,300	59,407
Far EasTone Telecommunications Co., Ltd.	10,000	23,475

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report	25

Schedule of investments (cont’d)

October 31, 2017

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Wireless Telecommunication Services — continued
Globe Telecom Inc.	1,495	$59,134
Idea Cellular Ltd.	12,120	17,355
Maxis Berhad	30,700	43,148
Mobile TeleSystems PJSC, ADR	9,900	105,039
MTN Group Ltd.	12,378	107,481
PLDT Inc.	4,030	133,488
PT XL Axiata Tbk	48,400	12,062	*
Sistema PJSC FC, Registered Shares, GDR	4,207	19,773
SK Telecom Co., Ltd.	420	98,969
Taiwan Mobile Co., Ltd.	10,000	35,644
Tim Participacoes SA	6,859	25,433
Turkcell Iletisim Hizmetleri AS	23,798	88,892
Vodacom Group Ltd.	3,571	38,795
Total Wireless Telecommunication Services		1,469,039
Total Telecommunication Services		2,026,387
Utilities — 6.4%
Electric Utilities — 3.2%
Enel Americas SA	96,051	20,600
Enel Chile SA	89,429	10,426
Korea Electric Power Corp.	2,760	96,570
PGE Polska Grupa Energetyczna SA	24,345	87,282	*
RAO UES PJSC	1,138,000	70,055	*
RusHydro PJSC	3,513,000	48,897
Tata Power Co., Ltd.	16,559	21,769
Tauron Polska Energia SA	29,173	28,212	*
Tenaga Nasional Berhad	37,400	132,515
Total Electric Utilities		516,326
Gas Utilities — 1.3%
China Gas Holdings Ltd.	12,000	36,455
China Resources Gas Group Ltd.	8,000	29,277
ENN Energy Holdings Ltd.	6,000	43,992
GAIL India Ltd.	6,472	46,468
Korea Gas Corp.	342	12,470	*
Petronas Gas Berhad	8,000	34,090
Total Gas Utilities		202,752
Independent Power and Renewable Electricity Producers — 1.3%
CGN Power Co., Ltd., Class H Shares	86,000	25,244
China Longyuan Power Group Corp., Ltd., Class H Shares	24,000	17,781

See Notes to Financial Statements.

26	Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Security	Shares	Value
Independent Power and Renewable Electricity Producers — continued
China Power International Development Ltd.	51,000	$16,212
China Resources Power Holdings Co., Ltd.	12,000	23,073
Colbun SA	42,637	9,984
Enel Generacion Chile SA	15,743	13,799
Engie Brasil Energia SA	1,386	15,168
Huaneng Power International Inc., Class H Shares	32,000	21,412
Huaneng Renewables Corp., Ltd., Class H Shares	32,000	10,993
NTPC Ltd.	22,987	64,041
Total Independent Power and Renewable Electricity Producers		217,707
Multi-Utilities — 0.1%
YTL Corp. Berhad	40,392	12,117
YTL Power International Berhad	30,294	9,303
Total Multi-Utilities		21,420
Water Utilities — 0.5%
Aguas Andinas SA, Class A Shares	16,291	10,623
Beijing Enterprises Water Group Ltd.	32,000	26,867
Companhia de Saneamento Basico do Estado de Sao Paulo	868	7,907
Guangdong Investment Ltd.	20,000	28,969
Total Water Utilities		74,366
Total Utilities		1,032,571
Total Common Stocks (Cost — $13,569,200)		15,788,601
Preferred Stocks — 1.4%
Consumer Discretionary — 0.1%
Multiline Retail — 0.1%
Lojas Americanas SA	2,503	13,451
Consumer Staples — 0.1%
Beverages — 0.1%
Embotelladora Andina SA, Class B Shares	3,096	15,639
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Petroleo Brasileiro SA	6,023	30,876	*
Financials — 0.6%
Banks — 0.6%
Banco Bradesco SA	2,063	21,871
Bancolombia SA	1,837	17,512
Grupo Aval Acciones y Valores SA	29,701	12,351
Itau Unibanco Holding SA	1,790	23,009
Itausa — Investimentos Itau SA	5,378	17,229
Total Financials		91,972

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report	27

Schedule of investments (cont’d)

October 31, 2017

Legg Mason Emerging Markets Diversified Core ETF

Security	Rate	Shares	Value
Materials — 0.2%
Chemicals — 0.2%
Sociedad Quimica y Minera de Chile SA, Class B Shares		612	$36,526
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
Telefonica Brasil SA		2,339	36,108
Total Preferred Stocks (Cost — $148,408)			224,572
Total Investments before Short-Term Investments (Cost — $13,717,608)			16,013,173
Short-Term Investments — 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $86,344)	0.961%	86,344	86,344
Total Investments — 99.7% (Cost — $13,803,952)			16,099,517
Other Assets in Excess of Liabilities — 0.3%			48,415
Total Net Assets — 100.0%			$16,147,932

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	Value is less than $1.

(c)	Security is valued using significant unobservable inputs (See Note 1).

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
GDR	— Global Depositary Receipts
PJSC	— Private Joint Stock Company

At October 31, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
Mini MSCI Emerging Markets Index Futures	2	12/17	$110,745	$112,420	$1,675

See Notes to Financial Statements.

28	Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report

Legg Mason Emerging Markets Diversified Core ETF

Summary of Investments by Country** (unaudited)
China	19.8%
Indonesia	9.2
India	8.7
Malaysia	8.7
South Africa	7.2
South Korea	5.1
Russia	5.0
Philippines	4.9
Thailand	4.9
Turkey	4.7
Taiwan	4.2
Poland	3.4
Mexico	3.3
Brazil	2.8
Chile	2.6
Hungary	1.8
Greece	0.7
Czech Republic	0.7
Peru	0.6
Egypt	0.6
Colombia	0.6
Short-Term Investments	0.5
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2017 and are subject to change.

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report	29

Statement of assets and liabilities

October 31, 2017

Assets:
Investments, at value (Cost — $13,803,952)	$16,099,517
Foreign currency, at value (Cost — $35,692)	35,449
Deposits with brokers for open futures contracts	26,906
Dividends and interest receivable	16,161
Receivable from broker — variation margin on open futures contracts	1,680
Total Assets	16,179,713

Liabilities:
Accrued foreign capital gains tax	24,926
Investment management fee payable	6,855
Total Liabilities	31,781
Total Net Assets	$16,147,932

Net Assets:
Par value (Note 5)	$5
Paid-in capital in excess of par value	13,430,685
Undistributed net investment income	223,185
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	222,099
Net unrealized appreciation on investments, futures contracts and foreign currencies	2,271,958	†
Total Net Assets	$16,147,932

Shares Outstanding	500,000

Net Asset Value	$32.30

†	Net of accrued foreign capital gains tax of $24,926.

See Notes to Financial Statements.

30	Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report

Statement of operations

For the Year Ended October 31, 2017

Investment Income:
Dividends	$343,495
Interest	508
Less: Foreign taxes withheld	(37,571)
Total Investment Income	306,432

Expenses:
Investment management fee (Note 2)	57,035
Interest expense	107
Total Expenses	57,142
Net Investment Income	249,290

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	208,421	[1]
Futures contracts	12,225
Foreign currency transactions	(2,412)
Net Realized Gain	218,234
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,690,415	[2]
Futures contracts	1,118
Foreign currencies	(468)
Change in Net Unrealized Appreciation (Depreciation)	1,691,065
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	1,909,299
Increase in Net Assets From Operations	$2,158,589

[1]	Net of foreign capital gains tax of $2,075.

[2]	Net of change in accrued foreign capital gains tax of $11,382.

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report	31

Statements of changes in net assets

For the Year Ended October 31, 2017 and the Period Ended October 31, 2016	2017	2016†

Operations:
Net investment income	$249,290	$116,089
Net realized gain	218,234	105,835
Change in net unrealized appreciation (depreciation)	1,691,065	580,893
Increase in Net Assets From Operations	2,158,589	802,817

Distributions to Shareholders From (Note 1):
Net investment income	(132,000)	—
Net realized gains	(112,164)	—
Decrease in Net Assets From Distributions to Shareholders	(244,164)	—

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (250,000 and 250,001 shares issued, respectively)	7,168,742	6,261,974
Cost of shares repurchased (0 and 1 shares repurchased, respectively)	—	(26)
Increase in Net Assets From Fund Share Transactions	7,168,742	6,261,948
Increase in Net Assets	9,083,167	7,064,765

Net Assets:
Beginning of year	7,064,765	—
End of year*	$16,147,932	$7,064,765
*Includes undistributed net investment income of:	$223,185	$110,382

†	For the period December 28, 2015 (inception date) to October 31, 2016.

See Notes to Financial Statements.

32	Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
	2017[1]	2016[1,2]

Net asset value, beginning of year	$28.26	$25.04

Income from operations:
Net investment income	0.65	0.46
Net realized and unrealized gain	4.37	2.76
Total income from operations	5.02	3.22

Less distributions from:
Net investment income	(0.53)	—
Net realized gains	(0.45)	—
Total distributions	(0.98)	—

Net asset value, end of year	$32.30	$28.26
Total return, at NAV[3]	18.75%	12.86%

Net assets, end of year (000s)	$16,148	$7,065

Ratios to average net assets:
Gross expenses	0.50%	0.50%[4]
Net expenses	0.50	0.50 [4]
Net investment income	2.19	2.07 [4]

Portfolio turnover rate[5]	27%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 28, 2015 (inception date) to October 31, 2016.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Emerging Markets Diversified Core ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”) (formerly known as Legg Mason ETF Equity Trust). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities intended to track an index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units generally are issued and redeemed partially in-kind for a basket of securities and partially in cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks to track the investment results of the QS DBI Emerging Markets Diversified Index (the “Underlying Index”). The Underlying Index seeks to provide exposure to equity securities in emerging markets and is based on a proprietary methodology created and sponsored by QS Investors, LLC, the Fund’s subadviser.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative

34	Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report

instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar

Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report	35

Notes to financial statements (cont’d)

securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Common stocks:
Consumer discretionary	$1,819,026	$136,673	—		$1,955,699
Consumer staples	1,717,940	34,372	$0	*	1,752,312
Energy	1,352,490	25,011	—		1,377,501
Financials	2,437,159	28,528	—		2,465,687
Materials	1,564,644	10,928	—		1,575,572
Telecommunication services	1,937,642	88,745	—		2,026,387
Other common stocks	4,635,443	—	—		4,635,443
Preferred stocks	224,572	—	—		224,572
Total long-term investments	$15,688,916	$324,257	$0	*	$16,013,173

36	Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short-term investments†	$86,344	—	—	$86,344
Total investments	$15,775,260	$324,257	—	$16,099,517
Other financial instruments:
Futures contracts	1,675	—	—	1,675
Total	$15,776,935	$324,257	—	$16,101,192

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At October 31, 2017, securities valued at $12,260,171 were transferred from Level 2 to Level 1 within the fair value hierarchy because fair value procedures were applied on October 31, 2016, when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign

Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report	37

Notes to financial statements (cont’d)

currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Futures contracts. The Fund uses futures contracts generally to gain or manage exposure to certain asset classes, sectors, or markets or for cash management purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

38	Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2017, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report	39

Notes to financial statements (cont’d)

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of October 31, 2017, there were $24,926 of capital gains tax liabilities accrued on unrealized gains.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$(4,487)	$4,487

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of foreign capital gains tax.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement.

Under the investment management agreement and subject to the general supervision of the Fund’s Board of Trustees, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the

40	Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report

operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

As compensation for its subadvisory services, LMPFA pays QS monthly 90% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. LMPFA pays Western Asset monthly a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the distributor of Creation Units for the Fund on an agency basis.

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	$5,977,673
Sales	3,071,556

During the year ended October 31, 2017, in-kind transactions (see Note 5) were as follows:

Contributions	$4,178,588
Redemptions	—

The in-kind contributions and in-kind redemptions shown in this table may not agree with the Fund Share Transactions on the Statement of Changes in Net Assets. This table represents the accumulation of the Fund’s daily net shareholder transactions while the Statement of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transactions.

Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report	41

Notes to financial statements (cont’d)

At October 31, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$13,817,990	$2,627,381	$(345,854)	$2,281,527
Futures contracts	—	1,675	—	1,675

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2017.

ASSET DERIVATIVES[1]
Equity Risk
Futures contracts[2]	$1,675

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$12,225

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$1,118

During the year ended October 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$81,335

5. Fund share transactions

At October 31, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 250,000 shares of the Fund constitute a Creation Unit. Such transactions are generally made partially on an

42	Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report

in-kind and partially on a cash basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee. For the year ended October 31, 2017 and for the period ended October 31, 2016, the variable fees amounted to $2,987 and $2,876, respectively, and are recorded to paid-in capital.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$240,279	—
Net long-term capital gains	3,885	—
Total distributions paid	$244,164	—

As of October 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$294,981
Undistributed long-term capital gains — net	166,016
Total undistributed earnings	$460,997
Other book/tax temporary difference(a)	(1,675)
Unrealized appreciation (depreciation)(b)	2,257,920
Total accumulated earnings (losses) — net	$2,717,242

(a)	Other book/tax differences are attributable to the realization for tax purposes of unrealized gain (losses) on certain futures contracts.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

7. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report	43

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason ETF Investment Trust and Shareholders of the Legg Mason Emerging Markets Diversified Core ETF

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Legg Mason Emerging Markets Diversified Core ETF (the “Fund”), a series of Legg Mason ETF Investment Trust, as of October 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of and for the period ended October 31, 2016 and the financial highlights for the period ended on October 31, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 21, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 21, 2017

44	Legg Mason Emerging Markets Diversified Core ETF 2017 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Emerging Markets Diversified Core ETF (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Legg Mason Emerging Markets Diversified Core ETF	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

46	Legg Mason Emerging Markets Diversified Core ETF

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (10 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Legg Mason Emerging Markets Diversified Core ETF	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	143
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

48	Legg Mason Emerging Markets Diversified Core ETF

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Legg Mason Emerging Markets Diversified Core ETF	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

50	Legg Mason Emerging Markets Diversified Core ETF

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund. The Audit Committee of the Fund’s Board of Trustees participated in, and approved, the decision to change the independent registered public accounting firm. KPMG’s report on the Fund’s financial statements for the fiscal period ended October 31, 2016 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal period ended October 31, 2016 and the subsequent interim period through August 14, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Trustees approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2017. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s fiscal period ended October 31, 2016, and the subsequent interim period through August 14, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Legg Mason Emerging Markets Diversified Core ETF	51

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2017:

Record date	12/28/2016
Payable date	12/30/2016
Ordinary income:
Qualified dividend income for individuals	45.39%
Foreign source income	58.76	%*
Foreign taxes paid per share	$0.081100
Long-term capital gain dividend	$0.015540

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

52	Legg Mason Emerging Markets Diversified Core ETF

Legg Mason

Emerging Markets Diversified Core ETF

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson
Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Emerging Markets Diversified Core ETF

The Fund is a separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

Legg Mason Emerging Markets Diversified Core ETF

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/etf and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Emerging Markets Diversified Core ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

ETF Index Disclaimer

The MSCI Emerging Markets Index (the “MSCI Index”) was used by QS Investors, LLC (“QS”), the Fund’s subadviser, as the reference universe for selection of the component securities included in the QS DBI Emerging Markets Diversified Index (the “QS DBI Index” or the “Underlying Index”). MSCI Inc. does not in any way sponsor, support, promote or endorse the QS DBI Index or the Legg Mason Emerging Markets Diversified Core ETF (the “Fund”). MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the QS DBI Index. The MSCI Index was provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Index (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with MSCI Index, the QS DBI Index, or the Fund.

The Fund is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Underlying Index and/or Underlying Index trade marks or the Underlying Index Price at any time or in any other respect. The Underlying Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards the Fund, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or Underlying Index trade marks for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in this Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this Fund.

QS does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and QS shall not have any liability for any errors, omissions or interruptions therein. QS makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index, trading based on the Underlying Index, or any data included therein, either in connection with the Fund or for any other use. QS makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall QS have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

ETFF323373 12/17 SR17-3228

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Dwight B. Crane as the Audit Committee’s financial experts. Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last fiscal period ending October 31, 2016 and October 31, 2017 (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, were $20,000 in October 31, 2016 and $80,000 in October 31, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2016 and $0 in October 31, 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in October 31, 2016 and $12,500 in October 31, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Period that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in October 31, 2016 and $0 in October 31, 2017, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason ETF Investment Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason ETF Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason ETF Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2016 and October 31, 2017; Tax Fees were 100% and 100% for October 31, 2016 and October 31, 2017; and Other Fees were 100% and 100% for October 31, 2016 and October 31, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason ETF Investment Trust during the reporting period were $0 in 2016 and $160,000 in 2017.

(h) Yes. Legg Mason ETF Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Jane Trust
Jane Trust Chief Executive Officer

Date:	December 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust Chief Executive Officer

Date:	December 28, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett Principal Financial Officer

Date:	December 28, 2017